Supplement to the
Spartan® California Municipal Income Fund
April 29, 2004
Prospectus

The following information replaces similar information found under the heading "Selling Shares" in the "Shareholder Information" section on page 13.

The fund will deduct a 0.50% short-term trading fee from the redemption amount (or, if available, from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

The following information replaces similar information found under the heading "Selling Shares" in the "Shareholder Information" section on page 14.

  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found under the heading "Features and Policies" in the "Shareholder Information" section on page 15.

Checkwriting

  To sell Fidelity fund shares from your Fidelity mutual fund account (for Spartan California Municipal Income, only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.

CFL-04-02 August 1, 2004
1.790714.102